SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

ORANGE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40711	26-1135778
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 Dolson Avenue, Middletown, New York 10940
(Address of principal executive offices) (Zip Code)

(845) 341-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25	OBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 20, 2025, the Boards of Directors of Orange County Bancorp, Inc. (the “Company”) and Orange Bank & Trust Company, a wholly owned subsidiary of the Company (the “Bank”), adopted an amendment to the Amended and Restated Employment Agreement with Michael J. Gilfeather, President and Chief Executive Officer of the Company and the Bank, dated effective as of January 1, 2024 (the “Agreement”). The amendment extends the term of the Agreement through March 31, 2028, unless terminated sooner pursuant to its terms. The amendment further provides that, on March 31, 2028, the Agreement will automatically extend through March 31, 2029, unless Mr. Gilfeather or the Boards of Directors of the Company and Bank (excluding Mr. Gilfeather) give written notice of their intent not to extend the term of the Agreement. No further changes were made to the Agreement. The Chairman of the Boards of Directors of the Bank and the Company, along with Mr. Gilfeather executed the amendment to the Agreement on February 20, 2025.

On February 20, 2025, the Board of Directors of the Bank adopted, and Mr. Gilfeather and the Chairman of the Board of Directors of the Bank executed, an amendment to the Amended and Restated Participation Agreement (the “Participation Agreement”) under the Orange Bank & Trust Company Performance-Based Supplemental Executive Retirement Plan (the “SERP”), by and between the Bank and Mr. Gilfeather, dated as of December 22, 2023. The amendment to the Participation Agreement provides for an adjustment to the performance metrics. In addition, the amendment to the Participation Agreement removed the provision which previously provided that contributions to Mr. Gilfeather’s SERP account would no longer be required for fiscal years following December 31, 2026.

The foregoing description of the amendment to the Agreement and the amendment to the Participation Agreement does not purport to be complete and is qualified in its entirety by reference to the amendments attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and such amendments are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

10.1
Amendment dated February 20, 2025, to the Amended and Restated Employment Agreement, dated effective as of January 1, 2024, by and among Orange County Bancorp, Inc., Orange Bank & Trust Company and Michael J. Gilfeather

10.2
Amendment dated February 20, 2025, to the Amended and Restated Participation Agreement for Michael J. Gilfeather under the Orange Bank & Trust Company Performance-Based Supplemental Executive Retirement Plan

	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

Date: February 26, 2025	By:	/s/ Michael Lesler
Michael Lesler Executive Vice President and Chief Financial Officer